SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                 FORM 8-K

                               CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d)
                 OF THE SECURITIES EXCHANGE ACT OF 1934

                     Date of Earliest Event Reported
                            September 27, 1995

                    Inter-Regional Financial Group, Inc.
          (Exact name of registrant as specified in its charter)

                                DELAWARE
  (State or other jurisdiction of incorporation of organization)

                 1-8186                        41-1228350
     (Commission File Number)                (IRS Employer
                                         Identification Number)

  Dain Bosworth Plaza, 60 South Sixth Street,
           Minneapolis, Minnesota                55402-4422
 (Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code (612) 371-7750

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Item 5. OTHER EVENTS

        Reference is made to Exhibit 28 filed herewith.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

        Exhibit 28 Press release regarding the resignation of David A. Smith as a director and executive officer of registrant and as Chairman, President and Chief Executive Officer of Rauscher Pierce Refsnes, Inc., a subsidiary of registrant.

                            SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                           INTER-REGIONAL FINANCIAL GROUP, INC.
                                        Registrant


Date:  September 28, 1995    By:  Louis C. Fornetti
                                  ----------------------------
                                  Louis C. Fornetti
                                  Executive Vice President &
                                  Chief Financial Officer

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      INTER-REGIONAL FINANCIAL GROUP, INC. AND SUBSIDIARIES
                        INDEX OF EXHIBITS


Exhibit No.

28             - Press release regarding the resignation of David
                 A. Smith as a director and executive officer of registrant and as Chairman, President and Chief Executive Officer of Rauscher Pierce Refsnes, Inc., a subsidiary of registrant.